Exhibit 10.17
    FORBEARANCE AGREEMENT
THIS FORBEARANCE AGREEMENT (this “Agreement”) is made and entered into as of the 24th day of July, 2025, by and among PACS GROUP, INC., a Delaware corporation (“Holdings”), PACS HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto, and TRUIST BANK, as Administrative Agent.
WITNESSETH:
WHEREAS, Holdings, the Borrower, the Lenders, and the Administrative Agent are party to that certain Amended and Restated Credit Agreement dated as of December 7, 2023 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement);
WHEREAS, the Borrower has notified the Administrative Agent that:
(a)    certain Events of Default have occurred under Section 8.1(c) of the Credit Agreement as a result of certain representations and warranties made or deemed to have been made by or on behalf of the Borrower in the Compliance Certificates delivered in connection with the financial statements for the Fiscal Quarters ended March 31, 2024, June 30, 2024, September 30, 2024, December 31, 2024, and March 31, 2025 proving to be incorrect in certain material respects when made or deemed made (the “Representation and Warranty Events of Default”);
(b)    an event of default has occurred under that certain Third Consolidated Master Lease, dated June 30, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Omega Master Lease”), among the landlords and tenants listed on Schedule 1 thereto (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) (such landlords, the “Landlords”), which is a Material Lease, as a result of the Representation and Warranty Events of Default (the “Omega Master Lease Cross Default”);
(c)    an event of default has occurred under Section 8.1(q) of the Credit Agreement as a result of the Omega Master Lease Cross Default (the “Omega Master Lease Event of Default”); and
(d)    certain Events of Default have occurred under the Credit Agreement as a result of the breach or violation of any term, provision, or condition of the Credit Agreement or any other Loan Document arising solely as a result of the Representation and Warranty Events of Default and the Omega Master Lease Event of Default, including with respect to any representation and warranty given or deemed given as if such Representation and Warranty Events of Default and/or Omega Master Lease Event of Default were not in existence and any failure to comply with any notice requirement relating to any of the foregoing (together with the Representation and Warranty Events of Default and the Omega Master Lease Event of Default, collectively, the “Existing Events of Default”);

WHEREAS, by reason of the Existing Events of Default, the Administrative Agent, on behalf of the Lenders, is permitted to exercise all rights and remedies available to the Administrative Agent under the Loan Documents and applicable law;
WHEREAS, despite the Existing Events of Default, the Borrower desires that the Administrative Agent and the Lenders temporarily forbear from exercising the rights and remedies otherwise available to the Administrative Agent, on behalf of the Lenders, under the Loan Documents in respect of the Existing Events of Default;
WHEREAS, the Administrative Agent and the Lenders, on and subject to the conditions contained in this Agreement, are willing to temporarily forbear from pursuing their remedies in connection with the Existing Events of Default during the Forbearance Period (hereinafter defined) (the “Borrower’s Benefits”), all on the terms and conditions contained herein and in the Credit Agreement, each of which terms and conditions, individually and in the aggregate, and including the performance thereof by the Borrower, constitute the consideration to the Administrative Agent and the Lenders for entering into this Agreement, and in the absence of any of which the Administrative Agent and the Lenders would not have entered into this Agreement or otherwise extended to the Borrower the Borrower’s Benefits; and
WHEREAS, the Borrower acknowledges and agrees that the Borrower’s Benefits hereunder are of immediate and material benefit, financial and otherwise, to the Borrower, and that neither the Administrative Agent nor any of the Lenders were or are under any obligation to extend to the Borrower any of the Borrower’s Benefits provided hereunder.
NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereby agree as follows:
1.Acknowledgments by the Borrower.
(a)The Borrower hereby acknowledges and agrees that (i) as of the close of business on June 19, 2025, (A) the outstanding aggregate respective principal balances of the Loans totaled $142,000,000 and (B) the maximum aggregate amount available to be drawn under outstanding Letters of Credit totaled $13,922,942, in each case, exclusive of accrued interest, costs and attorney’s fees chargeable to the Borrower under the Loan Documents, (ii) the Existing Events of Default have occurred and the Borrower has received adequate and sufficient notice thereof to the extent, if any, required, (iii) as of the date hereof, the Existing Events of Default are continuing and the Existing Events of Default have not been cured by the Borrower or waived, released, extinguished or compromised by the Administrative Agent or the Lenders, and (iv) as a result of the Existing Events of Default, at the election of the Administrative Agent or at the direction of the Required Lenders, all of the Obligations under the Loan Documents may be declared immediately due and owing by the Borrower, and the Administrative Agent, on behalf of the Lenders, has the full legal right to exercise any and all of the rights and remedies under the Loan Documents or otherwise available at law and in equity with respect thereto.
(b)The Borrower acknowledges and agrees that, notwithstanding the agreement of the Administrative Agent and the Lenders herein to provide the Borrower’s Benefits and, for a limited period, to conditionally to forbear from exercising their remedies under the Loan Documents or pursuant to this Agreement in respect of the Existing Events of Default, (i) in no event shall such actions by the Administrative Agent or the Lenders be deemed to be a waiver, release, extinguishment, compromise or cure of the Existing Events of Default or any other current or future Default or Event of Default, and (ii) because of the existence of the Existing Events of Default, the Lenders (A) are not obligated to make Revolving Loans or Swingline Loans or to provide Letters of Credit under the Credit Agreement, and (B) have advised the Borrower that the Lenders do not have any present intention to make any such financial accommodations to the Borrower during the Forbearance Period (except with respect to continuations of existing SOFR Borrowings, conversions of existing Base Rate Borrowings into SOFR Borrowings, and renewals or extensions of existing Letters of Credit, in each case, as expressly set forth in Section 3 of this Agreement).
2.Forbearance.
(a)Forbearance. Subject to compliance by the Borrower with each of the Forbearance Conditions (as defined below), during the period commencing on the date hereof, and ending on the earliest to occur of (w) 5:00 p.m. (Charlotte, North Carolina time) on August 13, 2025, (x) the occurrence of an Event of Default, other than the Existing Events of Default, under the Credit Agreement, immediately and without notice, (y) the date that any default with respect to, breach of, or other failure of the Loan Parties to comply with, any of the Forbearance Conditions as defined in and set forth in Section 2(b) hereof occurs, and (z) the date that any default with respect to, breach of, or other failure of the Loan Parties to comply with, any of the agreements set forth in Section 3 hereof occurs (the “Forbearance Period”), the Administrative Agent and the Lenders agree that they will not (and the Lenders agree that they will not instruct the Administrative Agent to), but only in respect of the Existing Events of Default:
(i)exercise any remedy available to the Administrative Agent or the Lenders under the Loan Documents or under any applicable law or in equity, including, without limitation, any remedy to accelerate the Loans, enforce collection from the Borrower or any other Loan Party of any Obligations or foreclose upon or exercise any remedies in respect of any of the Collateral; or
(ii)institute suit against the Borrower or any other Loan Party or any of their respective assets.
(b)Conditions to Forbearance. Each of the following conditions shall constitute a forbearance condition (“Forbearance Condition”), the continuing satisfaction of each and every one of which shall be a continuing condition to the agreement of the Administrative Agent and the Lenders to forbear as set forth above in Section 2(a) hereof:
(i)Except with respect to the Existing Events of Default, the Borrower shall duly observe and perform each and every obligation and covenant on its part to be performed under the Loan Documents, this Agreement and any agreement, instrument or document executed in connection with this Agreement; and
(ii)No Default or Event of Default under, or other breach of or failure of the Loan Parties to comply with, any of the terms, conditions, provisions or covenants of the Loan Documents, including this Agreement, shall exist or shall have occurred, except the Existing Events of Default; and
(iii)Except in respect of the Existing Events of Default, the representations and warranties contained in the Loan Documents, including this Agreement and any agreement, instrument or document executed in connection herewith or pursuant hereto, shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date of this Agreement and shall continue to be true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall continue to be true and correct in all respects) at all times hereafter; provided that, to the extent that such representations and warranties refer to an earlier date, they shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) as of such earlier date; and
(iv)No suit or written claim shall have been filed or made against the Administrative Agent or any Lender by any Person, which suit or claim is in any manner related to the Borrower, any of its Subsidiaries or Affiliates, or any of the Loan Documents; and
(v)No suit shall have been commenced against the Borrower or any of its Subsidiaries or Affiliates by any direct or indirect creditor (other than any Lender or Administrative Agent or any Person claiming by, through or under any Lender or Administrative Agent) of the Borrower or any of its Subsidiaries or Affiliates seeking to collect or enforce rights with respect to any liability in excess of $10,000,000; and
(vi)No case under any Debtor Relief Laws shall have been filed by or against the Borrower or any of its Subsidiaries or Affiliates; and
(vii)Since the date of this Agreement, there shall have been no change which has or could reasonably be expected to have a Material Adverse Effect; and
(viii)The Omega Master Lease Forbearance Agreement (as defined below) shall not have terminated, and the forbearance thereunder and other terms thereof shall remain in full force and effect; and
(ix)No Landlord shall have delivered an Enforcement Notice, a Lease Payment Default Notice or a Possession Date Notice (in each case, under and as defined in that certain Intercreditor Agreement, dated as of June 30, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified), among the Landlords, the tenants listed on the Schedule of Tenants thereto and the Administrative Agent) to the Administrative Agent.
(c)Effect and Construction of Agreement. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, and this Agreement shall not be construed to: (i) impair the validity, perfection or priority of any lien or security interest securing the Obligations; (ii) waive or impair any rights, powers or remedies of the Administrative Agent or the Lenders under the Credit Agreement and the other Loan Documents upon expiration or termination of the Forbearance Period, with respect to the Existing Events of Default or otherwise; (iii) constitute an agreement by the Administrative Agent or the Lenders, or require the Administrative Agent or the Lenders, to extend the Forbearance Period or grant additional forbearance periods, extend the term of the Credit Agreement or the time for payment of any of the Obligations; (iv) require the Administrative Agent or the Lenders to make any Loans or other extensions of credit to the Borrower (except with respect to continuations of existing SOFR Borrowings, conversions of existing Base Rate Borrowings into SOFR Borrowings, and renewals or extensions of existing Letters of Credit, in each case, as expressly set forth in Section 3 of this Agreement); or (v) constitute a waiver of any right of the Administrative Agent or the Lenders to insist on strict compliance by the Borrower with each and every term, condition and covenant of this Agreement and the Loan Documents, except as expressly otherwise provided herein. This Agreement does not constitute an amendment of the Credit Agreement, but rather, constitutes a temporary supplement thereto.
(d)No Course of Dealing or Performance. The Borrower acknowledges and agrees that the agreement of the Administrative Agent and the Lenders to forbear from exercising their rights and remedies under the Loan Documents with respect to the Existing Events of Default, and to agree to the temporary supplements set forth in Section 3 below, in each case, pursuant to and as reflected in this Agreement does not and shall not create (nor shall the Borrower rely upon the existence of or claim or assert that there exists) any obligation of the Administrative Agent or the Lenders to consider or agree to any waiver, any further supplement or amendment, or any further forbearance and, in the event that the Administrative Agent or the Lenders subsequently agree to consider any waiver, any further supplement or amendment, or any further forbearance, neither the existence of any prior forbearance, nor this Agreement, nor any other conduct of the Administrative Agent or the Lenders, or any of them, shall be of any force or effect on the consideration or any decision with respect to any such requested waiver, supplement, amendment, or forbearance, and neither Administrative Agent nor any Lender shall have any obligation whatsoever to consider or agree to further forbear or to waive any Default or Event of Default. In addition, neither (w) the execution and delivery of this Agreement, (x) the actions of the Administrative Agent or the Lenders in obtaining or analyzing any information from the Borrower or any advisor to the Borrower, whether or not related to consideration of any waiver, modification, forbearance or alteration of the Credit Agreement, any Default or Event of Default thereunder, or otherwise, including, without limitation, any discussions or negotiations (heretofore or, if any, hereafter) between the Administrative Agent or the Lenders and the Borrower regarding any potential waiver, modification, forbearance, supplement or amendment related to the Credit Agreement, (y) any failure of the Administrative Agent or the Lenders to exercise any of their rights under, pursuant or with respect to the Credit Agreement, nor (z) any action, inaction, waiver, forbearance, supplement, amendment or other modification of or with respect to the Credit Agreement, shall, except to the extent otherwise expressly provided herein or unless evidenced by a subsequent written agreement (and then only to the extent provided by the express provisions thereof):
(i)constitute a waiver by the Administrative Agent or any Lender of, or an agreement by the Administrative Agent or any Lender to forebear from the exercise of remedies with respect to, any Default or Event of Default under the Credit Agreement;
(ii)constitute a waiver by or estoppel of the Administrative Agent or any Lender as to the satisfaction or lack of satisfaction of any covenant, term or condition set forth in the Credit Agreement; or
(iii)constitute a supplement or amendment to or modification of, or an agreement on the part of the Administrative Agent or any Lender to enter into any supplement or amendment to or modification of, or an agreement to negotiate or continue to negotiate with respect to, the Credit Agreement.
3.Temporary Supplements to Credit Agreement. The parties hereto agree that during the Forbearance Period the following provisions, to the extent of any conflict with any provision of the Credit Agreement, will control, but that such provisions shall not constitute amendments to the Credit Agreement but rather temporary supplements thereto:
(a)Without limitation of clause (g) below, no new Revolving Loans, Swingline Loans or Letters of Credit (or, for the avoidance of doubt, new Term Loans) will be available to the Borrower;

(b)Solely for purposes of satisfying the conditions set forth in Sections 3.2(a) and (b) of the Credit Agreement in connection with the renewal or extension of any Letter of Credit that is in existence as of the date hereof, the Existing Events of Default shall be disregarded (including to the extent that any representation and warranty is untrue solely as a result of one or more of the Existing Events of Default);
(c)Any SOFR Borrowing that is in existence as of the date hereof may be continued (on the last day of the Interest Period in respect thereof) as a SOFR Borrowing, and any Base Rate Borrowing that is in existence as of the date hereof may be converted into a SOFR Borrowing, in each case, as if the Existing Events of Default were not in existence;
(d)Section 6.3 of the Credit Agreement shall be temporarily amended so that it reads, in its entirety, as follows:
(e)Section 6.3    Minimum Liquidity. Holdings and its Subsidiaries, on a consolidated basis, will maintain, at all times, unrestricted cash and Permitted Investments of at least $100,000,000.
(f)Without limitation of clause (g) below, (i) no Loan Party will make any Investment in any Subsidiary of the Borrower that is not a Loan Party (including, without limitation, any Specified Conflicted Subsidiary) pursuant to Section 7.4(e), (ii) each of Holdings and the Borrower will not, and will not permit any of its Subsidiaries to, make any Investments pursuant to Sections 7.4(h), (i), (l) or (m) or otherwise enter into or consummate any Acquisition (including, without limitation, any Permitted Acquisition or Permitted Specified Conflicted Subsidiary Acquisition), (iii) no Specified Conflicted Subsidiary Designation shall occur and (iv) each of Holdings and the Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment under Sections 7.5(iii), (v), (ix) or (x), other than, in each case (to the extent applicable), in connection with the Covenant Care Transaction (as defined below);
(g)Section 7.4(j) of the Credit Agreement shall be temporarily amended so that it reads, in its entirety, as follows:
(h)(j)    other Investments that in the aggregate do not exceed at any time outstanding the greater of $37,500,000;
(i)For the avoidance of doubt, except to the extent expressly provided otherwise in this Agreement, all references in the Credit Agreement to a Default or Event of Default shall be deemed to include each and all of the Existing Events of Default; provided that the taking over of operations of three health care facilities currently operated by affiliates of Covenant Care California, LLC effective on or about August 1, 2025, including, without limitation, the entering into of certain leases, certain Specified Conflicted Subsidiary Designations, the assumption of certain Indebtedness by such Specified Conflicted Subsidiaries, the joinder of a new Subsidiary Loan Party, and the granting of liens to certain landlords (subject, as applicable, to subject to an intercreditor agreement in form and substance reasonably acceptable to the Administrative Agent) (collectively, the “Covenant Care Transaction”), may be consummated as if the Existing Events of Default were not in existence (so long as such transactions are otherwise in compliance with the terms of this Agreement, the Credit Agreement and each of the other Loan Documents).
4.Representations, Warranties, Covenants and Acknowledgments; Release. To induce the Lenders and the Administrative Agent to enter into this Agreement:

(a)Each Loan Party represents and warrants that, upon and after giving effect to this Agreement, (i) except for the Existing Events of Default, the representations and warranties of each Loan Party contained in the Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects) as of the date of this Agreement (provided that, to the extent that such representations and warranties refer to an earlier date, they are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects) as of such earlier date), (ii) it has the power and authority, and is duly authorized, to enter into, deliver and perform this Agreement, (iii) this Agreement, the Credit Agreement and each of the other Loan Documents to which it is a party is the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or in law) and (iv) the execution, delivery and performance of this Agreement by each Loan Party in accordance with its terms do not and will not, with the passage of time, the giving of notice or otherwise: (A) require approval of any Governmental Authority or violate any applicable law relating to such Loan Party; (B) conflict with, result in a breach of or constitute a default under any Contractual Obligations of such Loan Party; or (C) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Loan Party;
(b)The Borrower agrees that this Agreement is not intended to be, and is not, a novation of any of the Loan Documents or any of the Obligations thereunder and does hereby reaffirm each of the agreements, covenants, and undertakings made by it under the Credit Agreement and each and every other Loan Document executed by it in connection therewith or pursuant thereto, in each case, as modified by this Agreement, as if the Borrower were making said agreements, covenants and undertakings on the effective date hereof, except with respect to such agreements, covenants and undertakings which, by their express terms, are applicable only to the Closing Date or another prior specified date;
(c)The Borrower does hereby acknowledge and agree that, as of the date hereof, no known right of offset, defense, counterclaim, claim, causes of action or objection in favor of the Borrower against the Lenders or the Administrative Agent exists arising out of or with respect to (i) the Obligations, this Agreement, the Credit Agreement or any of the other Loan Documents, (ii) any other documents evidencing, securing or in any way relating to the foregoing, or (iii) the administration or funding of the Loans or the Obligations; and
(d)As a material inducement to the Administrative Agent and the Lenders to enter into this Agreement and to forbear from the exercise of remedies in respect of the Existing Events of Default during the Forbearance Period, all in accordance with and subject to the terms and conditions of this Agreement and the Credit Agreement, and all of which is to the direct advantage and benefit of the Loan Parties, each of the Loan Parties, for itself and its respective successors and assigns, (i) does hereby remise, release, waive, relinquish, acquit, satisfy and forever discharge the Administrative Agent and each Lender, and all of the respective past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, affiliates, successors and assigns of the Administrative Agent and each Lender (together with the Administrative Agent and the Lenders, each a “Discharged Party”), from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, suits, claims, counterclaims, demands, defenses, setoffs, objections and causes of action of any nature whatsoever, whether at law or in equity, either now accrued or hereafter maturing and whether known or unknown, including, but not limited to, any and all claims which may be based on allegations of breach of contract, failure to lend, fraud, promissory estoppel, libel, slander, usury, negligence, misrepresentation, breach of fiduciary duty, bad faith, lender malpractice, undue influence, duress, tortious interference with contractual relations, interference with management, or misuse of control which any Loan Party now has or hereafter can, shall or may have by reason of any matter, cause, thing or event occurring on or prior the date of this Agreement arising out of, in connection with or relating to (x) the Obligations, including, but not limited to, the administration or funding thereof, (y) any of the Loan Documents or the indebtedness evidenced and secured thereby, and (z) any other agreement or transaction between any Loan Party and any Discharged Party relating to or in connection with the Loan Documents or the transactions contemplated therein; and (ii) does hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any Discharged Party, by reason of or in connection with any of the foregoing matters, claims or causes of action, provided, however, that the foregoing release and covenant not to sue shall not apply to any claims first arising after the date of this Agreement with respect to acts, occurrences or events after the date of this Agreement.
5.Closing; Conditions Precedent. The effectiveness of this Agreement is subject to the following conditions precedent:
(a)the Administrative Agent shall have received executed counterparts of this Agreement by each of (i) the Loan Parties, (ii) the Lenders and (iii) the Administrative Agent;
(b)the Administrative Agent shall have received a duly executed copy of a forbearance agreement with respect to the Omega Master Lease in form and substance satisfactory to the Administrative Agent (the “Omega Master Lease Forbearance Agreement”); and
(c)the Administrative Agent shall have received payment of all fees, expenses and other amounts due and payable on or prior to the date hereof, including, without limitation, and solely to the extent invoiced prior to the date hereof, reimbursement or payment of all out-of-pocket costs and expenses of the Administrative Agent (including reasonable fees, charges and disbursements of outside counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.
6.Additional Acknowledgments. The Borrower expressly acknowledges and agrees that the waivers, estoppels and releases in favor of the Administrative Agent and each Lender contained in this Agreement shall not be construed as an admission of any wrongdoing, liability or culpability on the part of the Administrative Agent or any such Lender, or as an admission by the Administrative Agent or any such Lender of the existence of any claims by the Borrower against the Administrative Agent or any such Lender. The Borrower further acknowledges and agrees that, to the extent that any such claims exist, they are of a speculative nature so as to be incapable of objective valuation and that, to the extent that any such claims may exist and may have value, such value would constitute primarily “nuisance” value or “leverage” value in adversarial proceedings between the Borrower and the Administrative Agent or any such Lender. In any event, the Borrower acknowledges and agrees that the value to the Borrower of the covenants and agreements on the part of the Administrative Agent and each Lender contained in this Agreement substantially and materially exceeds any and all value of any kind or nature whatsoever of any claims or other liabilities waived or released by the Borrower hereunder.
7.Forbearance Expenses. In addition to and not in limitation of the obligations of the Loan Parties under the Loan Documents in respect of indemnification of the Administrative Agent and the reimbursement of the Administrative Agent’s expenses, the Borrower agrees to pay on demand all documented out-of-pocket costs and expenses incurred by the Administrative Agent (including, without limitation, fees and out-of-pocket expenses of advisors and consultants) in connection with the preparation, execution, delivery and enforcement of this Agreement and all other documents, instruments and agreements entered into in connection herewith and hereafter in connection with the monitoring of the performance of the Borrower hereunder or pursuant to any of the Loan Documents or any projections provided by the Borrower or its advisors, or the evaluation or enforcement of rights and remedies of the Administrative Agent or any Lender, including, without limitation, the reasonable fees, charges and disbursements of outside counsel.
8.Consent and Reaffirmation of Loan Parties. Each Loan Party (other than the Borrower) (a) gives its respective consent to this Agreement, and to the execution, delivery and performance hereof by the Borrower, (b) waives any right (to notice or otherwise) owed, or defense otherwise available, to the undersigned in respect of this Agreement or the execution, delivery or performance thereof by the Borrower, (c) reaffirms all of its obligations and covenants under the Loan Documents to which it is a party, and (d) agrees that none of its respective obligations and covenants under the Loan Documents to which it is a party shall be reduced or limited by the execution and delivery of this Agreement.
9.Miscellaneous. The Borrower agrees to take such further action as the Administrative Agent shall reasonably request in connection herewith to evidence the agreement and consent herein contained. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. The exchange of copies of this Agreement and of signature pages hereto by facsimile or electronic mail in portable document format shall constitute effective execution and delivery of this Agreement and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or electronic mail in portable document format shall be deemed to be the parties’ original signatures for all purposes. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York, but without giving effect to principles of conflicts of laws thereof. This Agreement may not be modified, altered or amended except by agreement in writing signed by all of the parties hereto. The Borrower acknowledges that it has consulted with counsel and with such other expert advisors as it deemed necessary in connection with the negotiation, execution and delivery of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Agreement or any part hereof to be drafted. Nothing in this Agreement shall be construed to alter the debtor-creditor relationship between the Borrower, on the one hand, and the Lenders and the Administrative Agent, on the other. This Agreement is not intended as, nor shall it be construed to create, a partnership or joint venture relationship between or among any of the parties. This Agreement shall be deemed a Loan Document. This Agreement together with the other Loan Documents embodies the entire understanding and agreement between and among the parties hereto and thereto with respect to the subject matter hereof and thereof and with respect to the subject matter hereof supersedes all prior agreements, understandings and inducements, whether express or implied, oral or written.
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    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and sealed as of the date first above written by its authorized officer.

HOLDINGS:

PACS GROUP, INC., a Delaware corporation

By:     /s/ Derick Apt
Name: Derick Apt
Title: Chief Financial Officer

BORROWER:

PACS HOLDINGS, LLC, a Delaware limited liability company

By:     /s/ Derick Apt
Name: Derick Apt
Title: Chief Financial Officer

SUBSIDIARY LOAN
PARTIES:

PROVIDENCE GROUP NH, LLC, a Delaware limited liability company

PROVIDENCE GROUP OF CALIFORNIA, LLC, a California limited liability company

LINDSAY
GARDENSIDENCE OPCO, LLC, a California limited liability company

SUN VILLAIDENCE OPCO, LLC, a California limited liability company

VALLEY CAREIDENCE
OPCO, LLC, a California
limited liability company

MAINSTREETIDENCE
DEVELOPMENTS, LLC, a Utah limited liability company

COLUMBIA POST ACUTE, LLC, a Missouri limited liability company

HOUSTONIDENCE OPCO, LLC, a Texas limited liability company

WEBSTERIDENCE OPCO, LLC, a Texas limited liability company

CENTENNIAL MASTER TENANT, LLC, a Colorado
limited liability company

AMBER WOOD
HEALTHCARE, LLC, a
Colorado limited liability
company

BROOKSHIRE
HEALTHCARE, LLC, a
Colorado limited liability
company

EAGLE RIDGE HEALTHCARE, LLC, a
Colorado limited liability
company

HEIGHTS COMMUNITY
HEALTHCARE, LLC, a
Colorado limited liability company

HIGHLINE HEALTHCARE,
LLC, a Colorado limited
liability company

LAKEWOOD
HEALTHCARE, LLC, a
Colorado limited liability
company

MESA VISTA HEALTHCARE, LLC, a
Colorado limited liability
company

NORTHSTAR
HEALTHCARE, LLC, a
Colorado limited liability
company

RIVERDALE
HEALTHCARE, LLC, a
Colorado limited liability
company

WHEAT RIDGE HEALTHCARE, LLC, a
Colorado limited liability
company

NEVADA OPCO, LLC, a Delaware limited liability
company

GRAPE HOLDINGS, LLC, a Delaware limited liability company

LYCHEE HOLDINGS, LLC, a Delaware limited liability company

STARFRUIT HOLDINGS,
LLC, a Delaware limited
liability company

YATE HOLDINGS, LLC, a Delaware limited liability company

CAPITAL SNF HOLDING COMPANY, LLC, a California limited liability company

NORTH SACRAMENTO
HEALTHCARE, LLC, a
California limited liability
company

SHADOWBROOK
HEALTHCARE, LLC, a
California limited liability
company

ROSEVILLE
HEALTHCARE, LLC, a
California limited liability
company

CITRUS HEIGHTS
COMMUNITY
HEALTHCARE, LLC, a
California limited liability
company

QUEEN ANN'S LACE
HOLDINGS, LLC, a California limited liability company

ARDEN GLEN
HEALTHCARE, LLC, a
California limited liability
company

PROVIDENCE GROUP OF KENTUCKY, LLC, a
Kentucky limited liability
company

GALLATINIDENCE OPCO, LLC, a Kentucky limited liability company

HOMESTEADIDENCE
OPCO, LLC, a Kentucky
limited liability company

NEW CASTLEIDENCE
OPCO, LLC, a Kentucky
limited liability company

PINE MEADOWSIDENCE
OPCO, LLC, a Kentucky
limited liability company

RICHWOODIDENCE OPCO, LLC, a Kentucky limited liability company

PROVIDENCE GROUP
WINE COUNTRY, LLC, a California limited liability company

KERN VALLEYIDENCE
OPCO, LLC, a California limited liability company

NAPAIDENCE OPCO, LLC, a California limited liability company

PETALUMAIDENCE OPCO, LLC, a California limited liability company

SANTA ROSAIDENCE
OPCO, LLC, a California
limited liability company

SONOMAIDENCE OPCO, LLC, a California limited liability company

ZOOZEN, LLC, a Utah limited liability company

5602 UNIVERSITY
AVENUE, LLC, a California limited liability company

4006 VISTA ROAD, LLC, a Texas limited liability company

9000 LARKIN ROAD, LLC, a California limited liability company

501 GULLIVER PROPERTY, LLC, a South Carolina limited
liability company

ZENZOO SANTA CLARITA, LLC, a California limited
liability company

JURUPA PROPERTY LLC, a California limited liability company

TIBURON HEALTHCARE
PROPERTY LLC, a California limited liability company

MANGANESE
DEVELOPMENT, LLC, a Delaware limited liability
company

PMJV INVESTMENTS, LLC, a Utah limited liability company

901 WILD ROSE, LLC, a Texas limited liability company

FAIR OAKS HEALTHCARE
PROPERTY, LLC, a
California limited liability
company

396 DORSEY DRIVE, LLC, a California limited liability company

4001 LONE TREE WAY, LLC, a California limited liability company

20259 LAKE CHABOT
ROAD, LLC, a Delaware
limited liability company

107 CATHERINE LANE, LLC, a California limited liability company

1617 RAMIREZ STREET, LLC, a Delaware limited liability company

151 PIONEER AVENUE, LLC, a California limited liability company

1162 SOUTH DORA, LLC, a California limited liability company

1210 A STREET, LLC, a
California limited liability
company

1050 SAN MIGUEL ROAD, LLC, a California limited liability company

1391 MADISON AVENUE, LLC, a California limited
liability company

ROME BOULEVARD, LLC, a Delaware limited liability company

EASTERN AVENUE SNF, LLC, a Delaware limited liability company

WEST POST DRIVE, LLC, a Delaware limited liability company

ALAMITOS RIDGE
HEALTHCARE, LLC, a
California limited liability
company
ANTELOPE VALLEY SNF HEALTHCARE, LLC, a California limited liability company

ANTIOCH DUNES
HEALTHCARE LLC, a
California limited liability
company

ARTESIA COMMUNITY
HEALTHCARE, LLC, a
California limited liability
company

ASH HOLDINGS, LLC, a California limited liability company

BAKERSFIELD SNF
HEALTHCARE, LLC, a
California limited liability
company

BALBOA HEALTHCARE, INC., a California corporation
BANNING SNF
HEALTHCARE, LLC, a
California limited liability
company

BAY AREA CNA
TRAINING, LLC, a California limited liability company

BEAUMONT SNF
HEALTHCARE, LLC, a
California limited liability
company

BILBERRY HOLDINGS,
LLC, a Delaware limited
liability company

BIRCH HOLDINGS, LLC, a California limited liability company

BLUEBELL HOLDINGS, LLC, a California limited liability company

BROWNSVILLE SNF, LLC, a Texas limited liability company

CAMPUS COMMUNITY
HEALTHCARE, LLC, a
California limited liability
company

CEDAR HOLDINGS, LLC, a California limited liability company

CHERRY VALLEY SNF
HEALTHCARE, LLC, a

California limited liability
company

CINCINNATI RIVERVIEW
HEALTHCARE, LLC, an Ohio limited liability company

COLORADO SPRINGS ILF, LLC, a Colorado limited liability company

CONCORD SNF
HEALTHCARE, LLC, a
California limited liability
company

CONTRA LOMA
HEALTHCARE LLC, a
California limited liability
company

CORKTREE HOLDINGS, LLC, a Delaware limited
liability company

CUCUMBER HOLDINGS, LLC, a Delaware limited
liability company

DOUGLAS FIR HOLDINGS, LLC, a California limited
liability company

EDELWEISS HOLDINGS, LLC, a California limited
liability company

EL CAJON POST ACUTE, LLC, a
California limited liability company

EL MONTE SNF, LLC, a California limited liability company

ELM HOLDINGS, LLC, a California limited liability company

ENCANTO PALMS
HEALTHCARE, LLC, an Arizona limited liability
company

ESCONDIDO
HEAL TH CARE, LLC, a California limited liability company

FAIRFAX HEALTHCARE, LLC, a California limited liability company

FLAX HOLDINGS, LLC, a California limited liability company

FLORISSANT SKILLED NURSING, LLC, a Missouri limited liability company

FOUNTAIN INN
HEALTHCARE, LLC, a South Carolina limited liability company

FOUNTAIN VALLEY
COMMUNITY HEALTHCARE, LLC, a
California limited liability
company

FREMONT SNF
HEALTHCARE, LLC, a
California limited liability
company

FRESNO VALLEY SNF,
LLC, a California limited
liability company

GREENVILLE POST
ACUTE, LLC, a South
Carolina limited liability
company

GREER POST ACUTE, LLC, a South Carolina limited liability company

GREY PINE HOLDINGS, LLC, a Delaware limited
liability company
HAYWARD SNF
HEALTHCARE, LLC, a
California limited liability
company

HEMET COMMUNITY
HEALTHCARE, LLC, a
California limited liability
Company

HEMET SNF
HEALTHCARE, LLC, a
California limited liability
company

IONE ROAD SNF, LLC, a Delaware limited liability
company

ITALIAN MAPLE

HOLDINGS, LLC, a California limited liability company

IXIA HOLDINGS, LLC, a California limited liability company

JEFFREY PINE HOLDINGS, LLC, a California limited
liability company

JOHNS ISLAND POST
ACUTE, LLC, a South
Carolina limited liability
company

JUJUBE HOLDINGS, LLC, a Delaware limited liability company

KOA HOLDINGS, LLC, a California limited liability company

KUMQUAT HOLDINGS, LLC, a Delaware limited
liability company

LAKEPORT POST ACUTE, LLC, a California limited liability company

LANCASTER SNF
HEALTHCARE, LLC, a
California limited liability
company

LIME RIDGE
HEALTHCARE LLC, a
California limited liability
company

LONG BEACH
HEALTHCARE, LLC, a
California limited liability
company

MARTINEZ SNF
HEALTHCARE, LLC, a
California limited liability
company

MARYLAND GARDENS SNF, LLC, an Arizona limited liability company

MAUBERTIDENCE OPCO, LLC, a California limited liability company

MELON HOLDINGS, LLC, a Delaware limited liability company

MIDDLETOWN POST
ACUTE, LLC, an Ohio limited liability company

MIRAVILLA SNF
HEALTHCARE, LLC, a
California limited liability
company

NIGHTSHADE HOLDINGS,
LLC, a California limited
liability company

NORWAY MAPLE
HOLDINGS, LLC, a California limited liability company

NORWOOD HIGHLANDS
HEALTHCARE, LLC, an Ohio limited liability company

NORWOOD TOWERS
HEALTHCARE, LLC, an Ohio limited liability company

ONTARIOIDENCE OPCO, LLC, a California limited liability company

ORANGE TREEIDENCE
OPCO, LLC, a California
limited liability company

ORANGEBURG POST
ACUTE, LLC, a South
Carolina limited liability
company

PALM DESERT
COMMUNITY
HEALTHCARE, LLC, a
California limited liability
company

PALM VALLEY
HEALTHCARE, LLC, an Arizona limited liability
company

PALOMAR HEIGHTS
HEALTHCARE, LLC, a
California limited liability
company

PASADENA CARE CENTER, LLC, a Texas limited liability company

PEAR HOLDINGS, LLC, a Delaware limited liability company

PEPPERBUSH HOLDINGS, LLC, a Delaware limited
liability company

PETALUMA SNF
HEALTHCARE, LLC, a
California limited liability
company

POMEGRANATE MASTER TENANT, LLC, a Delaware limited liability company

PROVIDENCE GROUP
MANAGEMENT COMPANY, LLC, a Kentucky limited liability company

RGV COMMUNITY
HEALTHCARE, LLC, a
Texas limited liability company

RIDGECREST
COMMUNITY
HEALTHCARE, LLC, an Arizona limited liability
company

SALINAS COMMUNITY
HEALTHCARE, LLC, a
California limited liability
company

SANTA CLARITA SNF LLC, a California limited liability company

SANTA CRUZIDENCE
OPCO, LLC, a California
limited liability company

SIERRA NEVADA SNF,
LLC, a California limited
liability company

SNOWDROP HOLDINGS,
LLC, a California limited
liability company

SOUTHWEST MASTER
TENANT, LLC, a California limited liability company

STERLING CARE, INC., a California corporation

SUNNYVALE COMMUNITY
HEALTHCARE, LLC, a
California limited liability
company

SUNSET MASTER TENANT, LLC, a California limited
liability company

THYME HOLDINGS, LLC, a California limited liability company

TIBURON COMMUNITY
SNF LLC, a California limited liability company

TICE VALLEY
COMMUNITY
HEALTHCARE, LLC, a
California limited liability
Company

VILLA DE LA MAR, INC., a California corporation

WALNUT CREEK
COMMUNITY
HEALTHCARE, LLC, a
California limited liability
company

WATERMANIDENCE
OPCO, LLC, a California
limited liability company

WILLARD COMMUNITY
HEALTHCARE, LLC, an Arizona limited liability
company

CHEYENNE SNF
HEALTHCARE, LLC, a
Colorado limited liability
company

COLORADO SPRINGS ILF, LLC, a Colorado limited liability company

MESA SNF HEALTHCARE,
LLC, a Colorado limited
liability company

PIKES PEAK SNF
HEALTHCARE, LLC, a
Colorado limited liability
company
PUEBLO SNF
HEALTHCARE, LLC, a
Colorado limited liability

Company

LA ESTANCIA SNF
HEALTHCARE, LLC, an Arizona limited liability
company

MESA ARIZONA SNF
HEALTHCARE, LLC, an Arizona limited liability
company

SUN CITY SNF HEALTHCARE, LLC, an Arizona limited liability company

BEREA COMMUNITY HEALTHCARE, LLC, a South Carolina limited liability company

FOREST ACRES COMMUNITY HEALTHCARE, LLC, a South Carolina limited liability company

REEDY RIVER
COMMUNITY
HEALTHCARE, LLC, a South Carolina limited liability company

UNION COMMUNITY
HEALTHCARE, LLC, a South Carolina limited liability company
THORNTON COMMUNITY
HEALTHCARE, LLC, a
Colorado limited liability
company

APACHE JUNCTION
COMMUNITY
HEALTHCARE, LLC, an Arizona limited liability
company

EASTMAN COMMUNITY
HEALTHCARE, LLC, a
Colorado limited liability
company

LAFAYETTE COMMUNITY
HEALTHCARE, LLC, a
Colorado limited liability
company

MONACO COMMUNITY
HEALTHCARE, LLC, a
Colorado limited liability
company

PALO COMMUNITY
HEALTHCARE, LLC, a
Colorado limited liability
company

12080 BELLAIRE WAY, LLC, a Colorado limited
liability company

PANTHER MASTER
TENANT, LLC, a Colorado limited liability company

LOMA LINDA MASTER TENANT, LLC, a California limited liability company

LOMA LINDA SNF
HEALTHCARE, LLC, a
California limited liability
Company

LOMA LINDA ALF, LLC, a California limited liability company

500 JESSIE AVENUE
PROPERTY, LLC, a California limited liability
company

TIBURON PROPCO, LLC, a California limited liability company

SC MASTER TENANT, LLC, a South Carolina limited liability company

ORANGEBURG
COMMUNITY HEALTHCARE, LLC, a
South Carolina limited liability company

MCCORMICK SKILLED NURSING, LLC, a South Carolina limited liability company

GREENVILLE SKILLED NURSING, LLC, a South Carolina limited liability company

204 HOLIDAY ROAD, LLC, a South Carolina limited liability company

8 NORTH TEXAS AVENUE, LLC, a South Carolina limited liability company

PARADISE VALLEY

HEALTH CARE CENTER, INC., a California corporation

BRIDGE CREST SNF
HEALTHCARE, LLC, a
Washington limited liability company

COLONIAL VISTA COMMUNITY HEALTHCARE, LLC, a Washington limited liability company

COLONIAL VISTA SNF HEALTHCARE, LLC, a Washington limited liability company

EAST WENATCHEE COMMUNITY HEALTHCARE, LLC, a Washington limited liability company

HAZEL DELL COMMUNITY HEALTHCARE, LLC, a Washington limited liability company

HEARTHSTONE COMMUNITY HEALTHCARE, LLC, a Washington limited liability company

LACAMAS CREEK SNF HEALTHCARE, LLC, a Washington limited liability company

LINDEN SNF HEALTHCARE, LLC, a
Washington limited liability company

MOUNTAIN VIEW SNF HEALTHCARE, LLC, a Washington limited liability company

PINE RIDGE SNF HEALTHCARE, LLC, a Washington limited liability company

RICHLAND COMMUNITY HEALTHCARE, LLC, a Washington limited liability company

RICHLAND SNF HEALTHCARE, LLC, a Washington limited liability company

SOUTH CREEK SNF HEALTHCARE, LLC, a
Washington limited liability company

SULLIVAN ALF COMMUNITY HEALTHCARE, LLC, a Washington limited liability company

SULLIVAN ILF COMMUNITY HEALTHCARE, LLC, a Washington limited liability company

SULLIVAN SNF HEALTHCARE, LLC, a Washington limited liability company
SUNNYSIDE SNF HEALTHCARE, LLC, a Washington limited liability company

WHITE RIVER COMMUNITY HEALTHCARE, LLC, a Washington limited liability company

WHITE RIVER MC HEALTHCARE, LLC, a Washington limited liability company

KALISPELL COMMUNITY HEALTH CARE, LLC, a Montana limited liability company

MANTECA COMMUNITY HEALTHCARE, LLC, a California limited liability company

CARSON SNF HEALTHCARE, LLC, a Nevada limited liability company

CARSON TAHOE MC HEALTHCARE, LLC, a Nevada limited liability company

CENTENNIAL SNF HEALTHCARE, LLC, an Alaska limited liability company

CLAREMONT COMMUNITY

HEALTHCARE, LLC, an Arizona limited liability company

SADDLE MASTER TENANT, LLC, a Utah limited liability company
AUTUMN WIND COMMUNITY HEALTHCARE, LLC, an Idaho limited liability company

KARCHER COMMUNITY HEALTHCARE, LLC, an Idaho limited liability company

KARCHER SNF HEALTHCARE, LLC, an Idaho limited liability company

LEGENDS PARK COMMUNITY HEALTHCARE, LLC, an Idaho limited liability company

ORCHARD VIEW SNF HEALTHCARE, LLC, an Idaho limited liability company

PARKWOOD MEADOWS COMMUNITY HEALTHCARE, LLC, an Idaho limited liability company

ASHLAND SNF HEALTHCARE, LLC,
an Oregon limited liability company

CASCADE TERRACE SNF HEALTHCARE, LLC, an Oregon limited liability company

CHEHALEM SNF HEALTHCARE, LLC, an Oregon limited liability company

COTTAGE GROVE SNF HEALTHCARE, LLC, an Oregon limited liability company

CRESTON SNF HEALTHCARE, LLC, an Oregon limited liability company

CRESWELL SNF HEALTHCARE, LLC, an Oregon limited liability company

EVAN TERRACE SNF HEALTHCARE, LLC, an Oregon limited liability company

EVERGREEN SNF HEALTHCARE, LLC, an Oregon limited liability company

FOREST GROVE SNF HEALTHCARE, LLC, an Oregon limited liability company

GLISAN SNF HEALTHCARE, LLC,
an Oregon limited liability company

HOMEWOOD COMMUNITY HEALTHCARE, LLC, an Oregon limited liability company

HOOD RIVER SNF HEALTHCARE, LLC, an Oregon limited liability company

MCKAY CREEK COMMUNITY HEALTHCARE, LLC, an Oregon limited liability company

MENLO PARK SNF HEALTHCARE, LLC, an Oregon limited liability company

RIVERCREST SNF HEALTHCARE, LLC, an Oregon limited liability company

STANLEY SNF HEALTHCARE, LLC, an Oregon limited liability company

SUMMERPLACE COMMUNITY HEALTHCARE, LLC, an Oregon limited liability company

TIMBERLINE SNF
HEALTH CARE, LLC, an Oregon limited liability company

WILLOWBROOK SNF HEALTHCARE, LLC, an Oregon limited liability company

WOODSIDE SNF HEALTHCARE, LLC, an Oregon limited liability company

PARKWAY COMMUNITY HEALTHCARE, LLC, a Nevada limited liability company

BEDFORD SNF
HEALTH CARE, LLC, a Pennsylvania limited liability company
BETHEL PARK SNF
HEALTH CARE, LLC, a Pennsylvania limited liability company

GREENTREE SNF HEALTHCARE, LLC, a Pennsylvania limited liability company

MCMURRAY SNF HEALTHCARE, LLC, a Pennsylvania limited liability company
MONROEVILLE SNF HEALTHCARE, LLC, a Pennsylvania limited liability company

PERRY SNF HEALTHCARE, LLC, a
Pennsylvania limited liability company

SHADYSIDE SNF HEALTHCARE, LLC, a
Pennsylvania limited liability company

WEYMAN SNF
HEALTHCARE, LLC, a Pennsylvania limited liability company

RENTON SNF HEALTHCARE, LLC, a Washington limited liability company

CLARKSVILLE SNF HEALTHCARE, LLC, a Tennessee limited liability company

COOKEVILLE SNF HEALTHCARE, LLC, a Tennessee limited liability company

DUPREE SNF
HEALTHCARE, LLC, a Tennessee limited liability company

GOODLETTSVILLE SNF HEALTHCARE, LLC, a Tennessee limited liability company

HOHENWALD SNF HEALTHCARE, LLC, a Tennessee limited liability company

LEXINGTON SNF HEALTHCARE, LLC, a
Tennessee limited liability company

MCKENZIE SNF
HEALTHCARE, LLC, a Tennessee limited liability company

MOUNT JULIET SNF HEALTHCARE, LLC, a
Tennessee limited Liability company

MURFREESBORO SNF HEALTHCARE, LLC, a Tennessee limited liability company

NASHVILLE SNF HEALTHCARE, LLC, a Tennessee limited liability company

SELMER SNF HEALTHCARE, LLC, a Tennessee limited liability company

WAVERLY SNF HEALTHCARE, LLC, a Tennessee limited liability company

KEYSTONE PROPERTY INVESTMENTS, LLC, a Utah limited liability company

1848 GREENTREE ROAD PA OWNER LLC, a Delaware limited liability company

136 DONAHOE MANOR ROAD PA OWNER LLC, a Delaware limited liability company

1105 PERRY HIGHWAY PA OWNER LLC, a Delaware limited liability company

5609 FIFTH AVENUE PA OWNER LLC, a Delaware limited liability company

WELLSPRINGS SNF OWNER LLC, a Delaware limited liability company
ANTELOPE VALLEY SNF OWNER LLC, a Delaware limited liability company

By:     /s/ Derick Apt
Name: Derick Apt
Title: Treasurer / Assistant Treasurer

ADMINISTRATIVE AGENT AND A LENDER:

TRUIST BANK, as the Administrative Agent and a Lender

By:     /s/ Ron Caldwell
Name: Ron Caldwell
Title: Managing Director

LENDERS:

Bank of Hope, as a Lender

By:     /s/ Ginger Mandes
Name: Ginger Mandes
Title: SVP, CIB Business Risk Officer

LENDERS:

BOKF NA, DBA BOK FINANCIAL as a Lender

By:     /s/ Rett E. Deinlein
Name: Rett E. Deinlein
Title: Senior Vice President

LENDERS:

CITIBANK, N.A., as a Lender

By:     /s/ Matthew Cataldi
Name: Matthew Cataldi
Title: Authorized Signer

LENDERS:

JPMorgan Chase Bank, N.A., as a Lender

By:     /s/ Rachel Bolick
Name: Rachel Bolick
Title: Senior Credit Officer

LENDERS:

KeyBank N.A., as a Lender

By:     /s/ Peter A. Trazzera
Name: Peter A. Trazzera
Title: Senior Vice President

Royal Bank of Canada, as a Lender

By:     /s/ Scott MacVicar
Name: Scott MacVicar
Title: Authorized Signatory

LENDERS:

Regions Bank, as a Lender

By:     /s/ Allen Riley
Name: Allen Riley
Title: Director

LENDERS:

Zions Bancorporation, N.A. dba California Bank
& Trust, as a Lender

By:     /s/ Peter Drees
Name: Peter Drees
Title: Senior Vice President

LENDERS:
UBS AG, Stamford Branch, as a Lender

By: _/s/ Joselin Fernandes ________________
Name: Joselin Fernandes
Title:     Director

UBS AG, Stamford Branch, as a Lender
By: _/s/ Larcy Naval ____________________
Name: Larcy Naval
Title:     Director